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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 13, 2000, in the Registration Statement, as amended, (Form S-1 No. 333-90873) and related Prospectus of Apropos Technology, Inc. dated January 26, 2000.

                                          /s/ Ernst & Young LLP

Chicago, Illinois

January 26, 2000